Securities Act File No.   333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM N-14
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.    ☐   Post-Effective Amendment No.
(Check appropriate box or boxes)
__________________________________________________________________

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
 (Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
 (Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
200 Park Avenue
New York, New York 10166
 (Name and Address of Agent for Service)

COPY TO:
David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
 New York, New York 10038-4982
__________________________________________________________________

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement is declared effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.  Accordingly, no filing fee is being paid at this time.

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS

Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page
Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page
Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary
Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information about the Reorganization; Voting Information; Exhibit A: Agreement and Plan of Reorganization
Item 5.	Information About the Registrant
Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information about the Reorganization; Additional Information about the Acquiring Fund and the Fund; Voting Information

Item 6.	Information About the Fund Being Acquired
Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information about the Reorganization; Additional Information about the Acquiring Fund and the Fund; Voting Information

Item 7.	Voting Information	Notice of Special Meeting of Shareholders; Proxy Statement Cover Page; Voting Information
Item 8.	Interest of Certain Persons and Experts	Not Applicable
Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page
Item 11.	Table of Contents	Not Applicable
Item 12.	Additional Information About the Registrant
Statement of Additional Information of Dreyfus Institutional Preferred Money Market Fund, a series of the Registrant, dated June 1, 2015, as revised or amended, July 1, 2015, July 31, 2015, September 1, 2015, October 1, 2015, November 1, 2015, November 10, 2015, December 1, 2015, February 1, 2016, March 1, 2016, April 1, 2016, April 29, 2016[, May 1, 2016 and May 24, 2016] (1)

Item 13.	Additional Information About the Fund Being Acquired
Statement of Additional Information of Dreyfus Institutional Cash Advantage Fund, a series of Dreyfus Institutional Cash Advantage Funds, dated June 1, 2015, as revised or amended, July 1, 2015, July 31, 2015, September 1, 2015, October 1, 2015, November 1, 2015, November 10, 2015, December 1, 2015, February 1, 2016, March 1, 2016, April 1, 2016, April 29, 2016[, May 1, 2016 and May 24, 2016] (2)

Item 14.	Financial Statements
Annual Report of Dreyfus Institutional Preferred Money Market Fund, a series of the Registrant, dated March 31, 2016(3); Annual Report of Dreyfus Institutional Cash Advantage Fund, a series of Dreyfus Institutional Cash Advantage Funds, dated April 30, 2015(4); Semi-Annual Report of Dreyfus Institutional Cash Advantage Fund, a series of Dreyfus Institutional Cash Advantage Funds, dated October 31, 2015(5)

PART C

Item 15.	Indemnification
Item 16.	Exhibits
Item 17.	Undertakings
_______________________
(1)	Incorporated herein by reference to the definitive version of the Statement of Additional Information of Dreyfus Institutional Preferred Money Market Fund, a series of the Registrant, filed pursuant to Rule 497 under the Securities Act, as amended, on May [__], 2016 (File No. 333-26513).
(2)	Incorporated herein by reference to the definitive version of the Statement of Additional Information of Dreyfus Institutional Cash Advantage Fund, a series of Dreyfus Institutional Cash Advantage Funds, filed pursuant to Rule 497 under the Securities Act, as amended, on May [__], 2016 (File No. 333-86182).
(3)	Incorporated herein by reference to the Annual Report of Dreyfus Institutional Preferred Money Market Fund, a series of the Registrant, filed May [__], 2016 (File No. 811-8211).
(4)	Incorporated herein by reference to the Annual Report of Dreyfus Institutional Cash Advantage Fund, a series of Dreyfus Institutional Cash Advantage Funds, filed on July 1, 2015 (File No. 811-21075).
(5)	Incorporated herein by reference to the Semi-Annual Report of Dreyfus Institutional Cash Advantage Fund, a series of Dreyfus Institutional Cash Advantage Funds, filed on January 5, 2016 (File No. 811-21075).

DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND
c/o The Dreyfus Corporation
200 Park Avenue
 New York, New York 10166
Dear Shareholder:
As a shareholder of Dreyfus Institutional Cash Advantage Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Institutional Preferred Money Market Fund (the "Acquiring Fund"), in exchange solely for Hamilton, Administrative and Participant shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Fund is a series of Dreyfus Institutional Cash Advantage Funds (the "Trust").  The Acquiring Fund, like the Fund, is a money market fund that currently seeks to maintain a stable share price of $1.00.  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Fund and the Acquiring Fund.
As part of a broader set of changes being proposed by Dreyfus for its current money market fund offerings, management of Dreyfus recommended to the Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.  If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Holders of Institutional shares of the Fund would receive Hamilton shares of the Acquiring Fund, holders of Administrative shares or Investor shares of the Fund would receive Administrative shares of the Acquiring Fund and holders of Participant shares of the Fund would receive Participant shares of the Acquiring Fund.  Management believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has the same investment objective and substantially similar investment management policies as the Fund.  The Acquiring Fund has a comparable performance record to that of the Fund, and each class of shares of the Acquiring Fund is estimated to have the same or a lower (or slightly lower) total annual expense ratio than the corresponding class of shares of the Fund (without reflecting the fees waived and/or expenses reimbursed by Dreyfus pursuant to voluntary undertakings).  Management also believes that the reorganization will eliminate the duplication of resources and costs associated with servicing the funds as separate entities.
After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization of the Fund.  The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a comparable performance record, and, with respect to its Hamilton, Administrative and Participant shares, is estimated to have the same or a lower (or slightly lower) total annual expense ratio than the corresponding classes of shares of the Fund.  In approving the reorganization, the Trust's Board of Trustees determined that the reorganization is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  The Trust's Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.
The Securities and Exchange Commission (the "SEC") has adopted amendments to the rules governing money market funds that will change the way certain money market funds, like the Fund, operate.  Both the Acquiring Fund and the Fund will be designated as "institutional prime" money market funds, which will materially affect the way the funds operate.  Under the amended rules, as of October 14, 2016, institutional prime money market funds will be required to price and transact at a "floating" net asset value per share.  The amended rules also permit, and in some cases require, such funds to charge their shareholders liquidity fees which are payable to the fund upon redemption, and to provide for redemption gates that temporarily would halt all withdrawals, typically during periods of extraordinary market stress.
Your vote is extremely important, no matter how large or small your Fund holdings.
To vote, you may use any of the following methods:
•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.
Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-346-3621.
Sincerely,

Bradley J. Skapyak President Dreyfus Institutional Cash Advantage Funds
May 26, 2016
TRANSFER OF THE ASSETS OF
DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND
TO AND IN EXCHANGE FOR
HAMILTON, ADMINISTRATIVE AND PARTICIPANT SHARES OF
 DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
QUESTIONS AND ANSWERS
The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.
WHAT WILL HAPPEN TO MY DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND INVESTMENT IF THE PROPOSED REORGANIZATION OCCURS?
You will become a shareholder of Dreyfus Institutional Preferred Money Market Fund (the "Acquiring Fund"), a series of Dreyfus Institutional Preferred Money Market Funds (the "Acquiring Trust"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about August 26, 2016 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Institutional Cash Advantage Fund (the "Fund").  If you hold Institutional shares of the Fund, you will receive Hamilton shares of the Acquiring Fund, if you hold Administrative shares or Investor shares of the Fund, you will receive Administrative shares of the Acquiring Fund, and if you hold Participant shares of the Fund, you will receive Participant shares of the Acquiring Fund, in each case, with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and be terminated as a series of Dreyfus Institutional Cash Advantage Funds (the "Trust").  Administrative shares and Participant shares of the Acquiring Fund are new and have been authorized by the Acquiring Trust's Board to be issued to Fund shareholders in connection with the reorganization.
WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?
The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that also is managed by Dreyfus.  As of March 31, 2016, the Acquiring Fund had approximately $3.7 billion in net assets and the Fund had approximately $17.4 billion in net assets.  The Acquiring Fund's Hamilton shares have the same total annual expense ratio as the Fund's Institutional shares, the Acquiring Fund's Administrative shares and Participant shares are estimated to have a slightly lower total annual expense ratio than the corresponding class of shares of the Fund and the Acquiring Fund's Administrative shares are estimated to have a lower total annual expense ratio than the Fund's Investor shares.  In addition, the Acquiring Fund, but not the Fund, is subject to a "unitary" management fee.  Under the unitary fee structure, Dreyfus pays all of the expenses of the Acquiring Fund, except for the Acquiring Fund's management fee, fees pursuant to any distribution or shareholder services plan adopted by the Acquiring Fund, and certain other expenses.  Accordingly, the Fund's total expense ratio is more likely to increase than is the total expense ratio of the Acquiring Fund (assuming the same asset levels).  Fund shareholders could, therefore, benefit from the Acquiring Fund's unitary fee structure.  The Acquiring Fund also has a comparable performance record to that of the Fund.  Past performance information is not available for Administrative shares and Participant shares of the Acquiring Fund, which are new and have been authorized by the Acquiring Trust's Board to be issued to Fund shareholders in connection with the proposed reorganization.  The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Proxy Statement.
DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?
Yes.  The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies.  The Acquiring Fund and the Fund each seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.  As money market funds, the Acquiring Fund and the Fund are each subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), to help them maintain a stable $1.00 share price, although, as discussed below, each fund will be required to "float" its share price later this year.  The investment policies, practices and limitations (and the related risks) of the Acquiring Fund and the Fund are substantially similar.
The Acquiring Fund, like the Fund, normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including:  securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; municipal securities; domestic and foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.  Normally, each fund invests at least 25% of its assets in domestic or dollar-denominated foreign bank obligations.
Dreyfus is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of the Acquiring Fund's and the Fund's investments.  MBSC Securities Corporation ("MBSC"), a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund.  For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.
CAN YOU SUMMARIZE THE REGULATORY CHANGES AFFECTING THE FUNDS AND WHAT DREYFUS IS PROPOSING TO DO WITH ITS MONEY MARKET FUND LINE-UP?
In July 2014, the Securities and Exchange Commission (the "SEC") issued new rules for money market funds, including the Fund and the Acquiring Fund.  When implemented, these rules will create new definitions for government funds and retail funds, and also require "institutional prime" (general purpose) money market funds, such as the Fund and the Acquiring Fund, and institutional municipal money market mutual funds to price and transact at a "floating" net asset value per share.  The new rules also permit, and in some cases require, an institutional prime money market fund or a municipal money market fund to charge its shareholders liquidity fees which are payable to the fund upon redemption, and to provide for redemption gates that temporarily would halt all withdrawals, typically during periods of extraordinary market stress.
Since July 2014, management of Dreyfus has conducted an ongoing review of the SEC's new rules, the investment needs and preferences of fund shareholders and Dreyfus' current money market fund offerings.  As a result of that review and in light of the changing regulatory landscape, Dreyfus is seeking to align its fund offerings with shareholders' needs and preferences through a broad series of changes, including through amendments to the investment management policies of certain Dreyfus-managed money market funds and the conversion of several Dreyfus-managed prime money market funds to government money market funds.  Additionally, Dreyfus has consolidated several money market funds that have similar investment strategies and similarly is proposing to consolidate the Fund and the Acquiring Fund.  Dreyfus believes that the proposed reorganization of the Fund, along with the other changes summarized above, will simplify and streamline its money market fund offerings and make it easier for shareholders to select a fund or class that meets their needs.
WILL THE ACQUIRING FUND CONTINUE TO SEEK TO MAINTAIN A STABLE NET ASSET VALUE AFTER IMPLEMENTATION OF THE REGULATORY CHANGES?
No.  Under the new SEC rules, each of the Fund and the Acquiring Fund is an "institutional prime" money market fund.  As a result, the Acquiring Fund (and, if the reorganization is not approved and consummated, the Fund) will be required to price and transact at a "floating" net asset value per share, instead of seeking to maintain a stable $1.00 price per share no later than October 14, 2016.
WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?
The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.
WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN INSTITUTIONAL SHARES AND INVESTOR SHARES OF THE FUND AND HAMILTON SHARES AND ADMINISTRATIVE SHARES OF THE ACQUIRING FUND, RESPECTIVELY?
If you hold Institutional shares or Investor shares of the Fund, you will receive Hamilton shares or Administrative shares of the Acquiring Fund, respectively, with a value equal to the value of your Institutional shares or Investor shares as of the Closing Date.  The principal differences between Institutional shares of the Fund and Hamilton shares of the Acquiring Fund, and between Investor shares of the Fund and Administrative shares of the Acquiring Fund, are their fee structure and distribution and servicing expenses.  The management fee payable by the Acquiring Fund is a "unitary" fee, pursuant to which Dreyfus bears certain expenses of the Acquiring Fund that the Fund bears directly.  In addition, Investor shares of the Fund and Hamilton shares and Administrative shares of the Acquiring Fund are each subject to a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan") pursuant to which the Fund and the Acquiring Fund pay MBSC a fee for distributing such classes of shares, for advertising and marketing and providing certain services to shareholders of these classes.  Under the respective Rule 12b-1 Plan, the Fund pays a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares of the Fund, and the Acquiring Fund pays a fee at an annual rate of 0.06% and 0.12% of the value of the average daily net assets attributable to Hamilton shares and Administrative shares, respectively, of the Acquiring Fund.  There is no Rule 12b-1 Plan fee for Institutional shares of the Fund.  Because Rule 12b-1 Plan fees are paid out of the assets attributable to such classes of shares on an ongoing basis, over time they will increase the cost of an investment in such classes of shares and may cost an investor more than paying other types of sales charges.
WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?
Yes.  The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service or Dreyfus Auto-Exchange Privilege, that you currently have as a shareholder of the Fund.
WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?
No.  The Acquiring Fund has agreed to pay Dreyfus a "unitary" management fee at the annual rate of 0.10% of the value of the Acquiring Fund's average daily net assets.  Under the unitary fee structure, Dreyfus pays all of the Acquiring Fund's expenses, except management fees, Rule 12b-1 Plan fees, interest, taxes, brokerage fees and commissions, if any, fees and expenses of the Acquiring Trust's independent board members, fees and expenses of independent counsel to the Acquiring Trust and to the Acquiring Trust's independent board members, and any extraordinary expenses.  Dreyfus has agreed to reduce its management fee in the amount equal to the Acquiring Fund's allocable portion of the fees and expenses of independent counsel to the Acquiring Trust and such independent board members and their counsel.  The Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.15% of the value of the Fund's average daily net assets.  In addition, the Acquiring Fund's Hamilton shares have the same total annual expense ratio as the Fund's Institutional shares, the Acquiring Fund's Administrative shares and Participant shares are estimated to have a slightly lower total annual expense ratio than the corresponding class of shares of the Fund and the Acquiring Fund's Administrative shares are estimated to have a lower total annual expense ratio than the Fund's Investor shares (in each case, without reflecting the fees waived and/or expenses reimbursed by Dreyfus pursuant to voluntary undertakings), based on expenses of the funds as of each fund's most recent fiscal year end.
WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?
Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the reorganization whether or not the reorganization is consummated.
HOW DOES THE TRUST'S BOARD OF TRUSTEES RECOMMEND I VOTE?
As part of the broader set of changes being proposed by Dreyfus for its current money market fund offerings described above, management of Dreyfus recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund.  After considering the terms and conditions of the reorganization, the  investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Trust's Board believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  In reaching this conclusion, the Trust's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund that has a comparable performance record to that of the Fund and, with respect to its Hamilton shares, is expected to have the same total annual expense ratio as the Fund's Institutional shares, with respect to its Administrative shares and Participant shares, is estimated to have a slightly lower total annual expense ratio than the corresponding classes of shares of the Fund, and, with respect to its Administrative shares, is estimated to have a lower total annual expense ratio than the Fund's Investor shares.  The Acquiring Fund, but not the Fund, is subject to a unitary management fee.  Under the unitary fee structure, Dreyfus pays all of the expenses of the Acquiring Fund, except for the Acquiring Fund's management fee, Rule 12b-1 fees and certain other expenses.  Accordingly, the Fund's total expense ratio is more likely to increase than is the total expense ratio of the Acquiring Fund (assuming the same asset levels).  Fund shareholders could, therefore, benefit from the Acquiring Fund's unitary fee structure.  Therefore, the Trust's Board recommends that you vote FOR the reorganization.
HOW CAN I VOTE MY SHARES?
You can vote in any one of the following ways:
•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.
We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.
Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND
__________________________
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 ___________________________
To the Shareholders:
A Special Meeting of Shareholders of Dreyfus Institutional Cash Advantage Fund (the "Fund"), a series of Dreyfus Institutional Cash Advantage Funds (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, July 20, 2016, at 9:30 a.m., for the following purposes:
1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Institutional Preferred Money Market Fund (the "Acquiring Fund"), in exchange solely for Hamilton, Administrative and Participant shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Hamilton, Administrative and Participant shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed pro rata by the Fund, with holders of its Institutional shares receiving Hamilton shares of the Acquiring Fund, holders of its Administrative shares or Investor shares receiving Administrative shares of the Acquiring Fund and holders of its Participant shares receiving Participant shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and
2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.
Shareholders of record at the close of business on May 23, 2016 will be entitled to receive notice of and to vote at the meeting.
By Order of the Board of Trustees

Janette E. Farragher Secretary
New York, New York
 May 26, 2016

 WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND
(A Series of Dreyfus Institutional Cash Advantage Funds)

To and in Exchange for Hamilton, Administrative and Participant Shares of

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
(A Series of Dreyfus Institutional Preferred Money Market Funds)

PROSPECTUS/PROXY STATEMENT
 MAY [__], 2016
_______________________________________
Special Meeting of Shareholders
 To Be Held on Wednesday, July 20, 2016
This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Institutional Cash Advantage Funds (the "Trust"), on behalf of Dreyfus Institutional Cash Advantage Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, July 20, 2016, at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on May 23, 2016 are entitled to receive notice of and to vote at the Meeting.
It is proposed that the Fund transfer all of its assets to Dreyfus Institutional Preferred Money Market Fund (the "Acquiring Fund"), in exchange solely for Hamilton, Administrative and Participant shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of shares (or fractions thereof) of the corresponding class of shares of the Acquiring Fund, with holders of Institutional shares or Investor shares of the Fund receiving Hamilton shares or Administrative shares of the Acquiring Fund, respectively, equal in value to the aggregate net asset value of the shareholder's Fund shares, as of the date of the Reorganization.
This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.
A Statement of Additional Information ("SAI") dated May [__], 2016, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety.  The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by calling 1-800-346-3621, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

                        The Acquiring Fund and the Fund are open-end management investment companies known as money market mutual funds.  The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies.  Dreyfus is the investment adviser for the Acquiring Fund and the Fund.  The Acquiring Fund is a series of Dreyfus Institutional Preferred Money Market Funds (the "Acquiring Trust").  A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.
The Acquiring Fund's Prospectuses offering Hamilton shares, dated July 31, 2015, and Administrative shares and Participant shares, each dated May 24, 2016, and Annual Report for its fiscal year ended March 31, 2016 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement.  The Acquiring Fund's Prospectuses and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference.  For a free copy of the Fund's most recent Prospectuses or Annual Report for its fiscal year ended April 30, 2015 and Semi-Annual Report for the six-month period ended October 31, 2015, please call your Dreyfus Investments Division representative, call 1-800-346-3621, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Holders of Administrative, Institutional, Investor and Participant shares of the Fund will vote together on the proposal.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "FOR" the proposal except as to broker non-votes as described below in this Prospectus/Proxy Statement.  If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet.  To be effective, such revocation must be received before the Meeting.  In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.
As of March 31, 2016, the following numbers of Fund shares were issued and outstanding:
Institutional Shares	Administrative Shares	Investor Shares	Participant Shares
16,822,290,375.180	391,454,806.460	10,347,818.640	186,481,443.240
Proxy materials will be mailed to shareholders of record on or about June 10, 2016.

TABLE OF CONTENTS
Summary	4
Reasons for the Reorganization	16
Information about the Reorganization	17
Additional Information about the Acquiring Fund and the Fund	21
Voting Information	21
Financial Statements and Experts	23
Other Matters	24
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	24
Exhibit A: Agreement and Plan of Reorganization	A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND
SUMMARY
This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectuses, the Fund's Prospectuses and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.
Proposed Transaction.  The Trust's Board of Trustees, a majority of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Hamilton, Administrative and Participant shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Hamilton, Administrative and Participant shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Institutional shares or Investor shares of the Fund will receive Hamilton shares or Administrative shares of the Acquiring Fund, respectively.  Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.  Administrative shares and Participant shares of the Acquiring Fund are new and have been authorized by the Acquiring Trust's Board to be issued to Fund shareholders in connection with the Reorganization.
As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.
The Trust's Board of Trustees has unanimously concluded that the Reorganization is in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization.  See "Reasons for the Reorganization."
Federal Income Tax Consequences.  The Reorganization will not be a taxable event for federal income tax purposes.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders.  See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."
Comparison of the Acquiring Fund and the Fund.  The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectuses and the Fund's Prospectuses.  Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.
Goal and Approach.  The Acquiring Fund and the Fund are money market funds with the same investment objective and substantially similar investment management policies.  Each fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.
The Acquiring Fund, like the Fund, normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including:
•	securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities;
•	certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches;
•	repurchase agreements, including tri-party repurchase agreements;
•	asset-backed securities;
•	municipal securities;
•	domestic and foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; and
•	dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.
Normally, each fund invests at least 25% of its assets in domestic or dollar-denominated foreign bank obligations.
While the Acquiring Fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by Dreyfus, the Acquiring Fund may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.  The Fund invests in securities with the highest credit rating only or the unrated equivalent as determined by Dreyfus.
As a money market fund, each fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the 1940 Act, which are designed to help money market funds maintain a stable share price of $1.00.  Under the new SEC rules, each of the Fund and the Acquiring Fund is an "institutional prime" money market fund.  As a result, the Acquiring Fund (and, if the reorganization is not approved and consummated, the Fund) will be required to price and transact at a "floating" net asset value per share, instead of seeking to maintain a stable $1.00 price per share no later than October 14, 2016.
The Acquiring Fund, like the Fund, is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days.  In addition, each fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day.  Each fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.
In response to liquidity needs or unusual market conditions, the Acquiring Fund, like the Fund, may hold all or a significant portion of its total assets in cash for temporary defensive purposes.  This may result in a lower current yield and prevent a fund from achieving its investment objective.
Each fund is a "diversified" fund, which means that it will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).
The Fund is a series of the Trust, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  The Acquiring Fund is a series of the Acquiring Trust, also an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  The rights of each fund's shareholders are governed by the respective trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, and applicable Massachusetts law.  As such, the rights of each fund's shareholders are substantially similar.
Investment Risks.  Because the Acquiring Fund and the Fund are money market funds with the same investment objective and substantially similar investment management policies, the principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  You could lose money by investing in either fund.  Although each fund currently seeks to preserve the value of a shareholder's investment at $1.00 per share, it cannot guarantee it will do so.  Neither Dreyfus nor its affiliates has a legal obligation to provide financial support to either fund, and a shareholder should not expect that Dreyfus or its affiliates will provide financial support to a fund at any time.  Each fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
The following are the principal risks that could reduce the Acquiring Fund's or the Fund's income level and/or share price:
•	Interest rate risk. Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.
•	Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, lowering the value of the fund's investment in such security. Although a fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.
•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing a fund's ability to maintain a stable net asset value, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in a fund may impair the fund's ability to maintain a stable net asset value and adversely affect remaining fund shareholders.
•	Regulatory risk. The SEC has adopted amendments to the rules governing money market funds that will change the way that the funds, and similar money market funds, operate. Under the amended rules, as of October 14, 2016, the share price of money market funds, such as the Acquiring Fund and the Fund, that will be designated as "institutional prime" money market funds will fluctuate and, as a result, shares of the funds when sold may be worth more or less than their original purchase price. The amended rules, as of October 14, 2016, permit, and in some cases will require, each fund to impose a "liquidity fee" of up to 2% of the amount redeemed or temporarily restrict shareholder redemptions from the fund. The liquidity fee or redemption restrictions could be applied (subject to Board determination) when a fund's most liquid assets—those that can most easily be sold to generate cash to pay redemptions—fall below 30% of the fund's total assets. The changes to the rules (which do not apply to money market funds that invest mostly in government securities) may affect fund investment strategies and the cost of operating the funds.
•	Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.
•	Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.
•	Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by a fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.
•	Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.
•	Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of each fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which a fund invests may have an impact on the fund's ability to maintain a stable net asset value.
Fees and Expenses.  The Acquiring Fund has agreed to pay Dreyfus a "unitary" management fee at the annual rate of 0.10% of the value of the Acquiring Fund's average daily net assets.  Under the unitary fee structure, Dreyfus has agreed to pay all of the Acquiring Fund's expenses, except management fees, interest, taxes, brokerage fees and commissions, if any, fees pursuant to any distribution or shareholder services plan adopted by the Acquiring Fund, fees and expenses of the Board members who are not "interested persons" (as defined in the 1940 Act) ("Independent Board Members") of the Acquiring Trust and fees and expenses of independent counsel to the Acquiring Trust and to the Acquiring Trust's Independent Board Members, and extraordinary expenses.  Dreyfus has agreed to reduce its fees in an amount equal to the Acquiring Fund's allocable portion of the fees and expenses of the Independent Board Members and their counsel and independent counsel to the Acquiring Trust (in the amount of less than 0.01% for the last fiscal year).  The Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.15% of the value of the Fund's average daily net assets.  Hamilton shares of the Acquiring Fund have the same total annual expense ratio as Institutional shares of the Fund, Administrative shares and Participant shares of the Acquiring Fund are estimated to have a slightly lower total annual expense ratio than the corresponding class of shares of the Fund and Administrative shares of the Acquiring Fund are estimated to have a lower total annual expense ratio than Investor shares of the Fund (without reflecting the fees waived and/or expenses reimbursed by Dreyfus pursuant to voluntary undertakings), based on expenses of the funds as of each fund's most recent fiscal year end noted below.
The fees and expenses set forth in the table below for the Fund are as of its fiscal year ended April 30, 2015 and for the Acquiring Fund are as of its fiscal year ended March 31, 2016.  The "Pro Forma After Reorganization" operating expenses information set forth in the table below is based on the fees and expenses of each fund, as of the fiscal year ends noted above, and the estimated expenses for the Acquiring Fund's Administrative shares and Participant shares, as adjusted showing the effect of the consummation of the Reorganization.  Dreyfus has undertaken to waive fees and/or reimburse expenses of the Fund and the Acquiring Fund to maintain a yield floor for the Acquiring Fund and the Fund and, for the Fund, to waive 0.01% of the management fee for each share class and to limit the total annual expense ratio of Institutional shares and Participant shares of the Fund to 0.14% and 0.50%, respectively.  As to each fund, such undertakings are voluntary and may be terminated at any time by Dreyfus.  The total annual fund operating expenses in the table below do not reflect such undertakings for either fund.  Neither fund charges any sales loads, redemption fees or exchange fees.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders.

Annual fund operating expenses
(expenses that you pay each year
as a percentage of the value of your investment):
	Dreyfus Institutional Cash Advantage Fund Institutional Shares	Dreyfus Institutional Preferred Money Market Fund Hamilton Shares	Pro Forma After Reorganization Dreyfus Institutional Preferred Money Market Fund Hamilton Shares
Management fees	0.15%	0.10%	0.10%
Distribution and/or service (12b-1) fees	none	0.06%	0.06%
Other expenses	0.01%	0.00%	0.00%
Total annual fund operating expenses[1]	0.16%	0.16%	0.16%

	Dreyfus Institutional Cash Advantage Fund Administrative Shares	Dreyfus Institutional Cash Advantage Fund Investor Shares	Dreyfus Institutional Preferred Money Market Fund Administrative Shares	Pro Forma After Reorganization Dreyfus Institutional Preferred Money Market Fund Administrative Shares
Management fees	0.15%	0.15%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.07%	0.25%	0.12%	0.12%
Other expenses	0.01%	0.01%	0.00%	0.00%
Total annual fund operating expenses[2]	0.23%	0.41%	0.22%	0.22%

	Dreyfus Institutional Cash Advantage Fund Participant Shares	Dreyfus Institutional Preferred Money Market Fund Participant Shares	Pro Forma After Reorganization Dreyfus Institutional Preferred Money Market Fund Participant Shares
Management fees	0.15%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.40%	0.45%	0.45%
Other expenses	0.01%	0.00%	0.00%
Total annual fund operating expenses[3]	0.56%	0.55%	0.55%

___________________________________
[1]	If Dreyfus' current voluntary fee waiver and expense reimbursement undertakings were reflected, total annual fund operating expenses would be 0.13% for Institutional shares of the Fund and 0.16% for Hamilton shares of the Acquiring Fund.
[2]	If Dreyfus' current voluntary fee waiver and expense reimbursement undertakings were reflected, total annual fund operating expenses would be 0.19% for Administrative shares and 0.19% for Investor shares of the Fund and 0.19% for Administrative shares of the Acquiring Fund.
[3]	If Dreyfus' current voluntary fee waiver and expense reimbursement undertakings were reflected, total annual fund operating expenses would be 0.19% for Participant shares of the Fund and 0.19% for Participant shares of the Acquiring Fund.
Example
The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The Example is based on the operating expenses of the funds, as of the respective fiscal year ends noted above.  The "Pro Forma After Reorganization" Example shows the effect of the consummation of the Reorganization of the Fund and the Acquiring Fund.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Dreyfus Institutional Cash Advantage Fund
	Institutional Shares	Administrative Shares	Investor Shares	Participant Shares
1 Year	$16	$24	$42	$57
3 Years	$52	$74	$132	$179
5 Years	$90	$130	$230	$313
10 Years	$205	$293	$518	$701

	Dreyfus Institutional Preferred Money Market Fund
	Hamilton Shares	Administrative Shares	Participant Shares
1 Year	$16	$23	$56
3 Years	$52	$71	$176
5 Years	$90	$124	$307
10 Years	$205	$280	$689

	Pro Forma After Reorganization—Dreyfus Institutional Preferred Money Market Fund
	Hamilton Shares	Administrative Shares	Participant Shares
1 Year	$16	$23	$56
3 Years	$52	$71	$176
5 Years	$90	$124	$307
10 Years	$205	$280	$689
Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Hamilton shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Institutional shares from year to year.  The table for each fund shows the average annual total returns of the respective fund's shares over time.  Past performance is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future.  More recent performance information is available at www.dreyfus.com.
Since Administrative shares and Participant shares of the Acquiring Fund are new, past performance information is not available for Administrative shares and Participant shares of the Acquiring Fund as of the date of this Prospectus/Proxy Statement.  Except to the extent Administrative shares and Participant shares of the Acquiring Fund and Hamilton shares of the Acquiring Fund may have different expenses, Administrative shares and Participant shares of the Acquiring Fund should have substantially similar annual returns to those of Hamilton shares of the Acquiring Fund because each class is invested in the same portfolio of securities.
Dreyfus Institutional Preferred Money Market Fund — Hamilton Shares
 Year-by-year total returns as of 12/31 each year (%)
		+2.92	+0.48	+0.18	+0.10	+0.11	+0.03	+0.01	+0.03
'06	'07	'08	'09	'10	'11	'12	'13	'14	'15

Best Quarter:	Q1 '08	+1.00%
Worst Quarter:	Q1 '14	+0.00%
The year-to-date total return of the Acquiring Fund's Hamilton shares as of 3/31/16 was 0.06%.
Dreyfus Institutional Preferred Money Market Fund
Average Annual Total Returns as of 12/31/15
Share Class	1 Year	5 Years	Since Inception (12/7/07)
Hamilton	0.03%	0.05%	0.51%
Institutions may call toll-free 1-800-346-3621 for the current yield of the Acquiring Fund's shares.  Individuals or entities for whom institutions may purchase or redeem shares should call the institution directly.
Dreyfus Institutional Cash Advantage Fund — Institutional Shares
 Year-by-year total returns as of 12/31 each year (%)
+5.05	+5.30	+2.95	+0.56	+0.19	+0.12	+0.14	+0.07	+0.06	+0.09
'06	'07	'08	'09	'10	'11	'12	'13	'14	'15

Best Quarter:	Q3 '07	+1.33%
Worst Quarter:	Q2 '14	+0.02%
The year-to-date total return of the Fund's Institutional shares as of 3/31/16 was 0.09%.
Dreyfus Institutional Cash Advantage Fund
Average Annual Total Returns as of 12/31/15
Share Class	1 Year	5 Years	10 Years
Institutional	0.09%	0.10%	1.43%
Administrative	0.03%	0.03%	1.36%
Investor	0.00%	0.00%	1.27%
Participant	0.00%	0.00%	1.22%
Institutions may call toll-free 1-800-346-3621 for the current yield of the Fund's shares.  Individuals or entities for whom institutions may purchase or redeem shares should call the institution directly.
Investment Adviser.  The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $230 billion in 162 mutual fund portfolios.  A discussion regarding the basis for the Acquiring Trust's Board of Trustees' approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Semi-Annual Report for the six-month period ended September 30, 2015.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $28.9 trillion in assets under custody and administration and $1.6 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.
Board Members.  The Acquiring Trust and the Trust have the same Board members.  A majority of the Board members of the Acquiring Trust or the Trust are Independent Board Members.
Primary Portfolio Manager.  Patricia Larkin, the Chief Investment Officer of Money Market Fund Strategies for BNY Mellon Cash Investment Strategies, a division of Dreyfus, currently serves as primary portfolio manager of the Acquiring Fund and the Fund, and will continue to serve as the combined fund's primary portfolio manager after the Reorganization.
Independent Registered Public Accounting Firm.  [                               ] is the independent registered public accounting firm for the Acquiring Fund and the Fund.
Capitalization.  The Fund has classified its shares into four classes—Institutional, Administrative, Investor and Participant shares—of beneficial interest.  The Acquiring Fund has classified its shares into four classes—Institutional, Administrative, Hamilton and Participant shares—of beneficial interest.  There will be no exchange in the Reorganization of Institutional shares of the Acquiring Fund.  Administrative shares and Participant shares of the Acquiring Fund are new and have been authorized by the Acquiring Trust's Board to be issued to Fund shareholders in connection with the Reorganization.  Fund shareholders will receive the corresponding class of shares of the Acquiring Fund in the Reorganization, except that holders of Institutional shares or Investor shares of the Fund will receive Hamilton shares or Administrative shares of the Acquiring Fund, respectively.  The following tables set forth, as of March 31, 2016, (1) the capitalization of each class of the Fund's shares, (2) the capitalization of the Acquiring Fund's Hamilton, Administrative and Participant shares and (3) the pro forma capitalization of the Acquiring Fund's Hamilton, Administrative and Participant shares, as adjusted showing the effect of the Reorganization had it occurred on such date.
	Dreyfus Institutional Cash Advantage Fund Institutional Shares	Dreyfus Institutional Preferred Money Market Fund Hamilton Shares	Pro Forma After Reorganization Dreyfus Institutional Preferred Money Market Fund Hamilton Shares

Total net assets	$16,822,329,229	$178,756,424	$17,001,085,653
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	16,822,290,375	178,758,965	17,001,049,340

	Dreyfus Institutional Cash Advantage Fund Administrative Shares	Dreyfus Institutional Cash Advantage Fund Investor Shares	Dreyfus Institutional Preferred Money Market Fund Administrative Shares	Pro Forma After Reorganization Dreyfus Institutional Preferred Money Market Fund Administrative Shares

Total net assets	$391,449,062	$10,347,785	$0	$401,796,847
Net asset value per share	$1.00	$1.00	N/A	$1.00
Shares outstanding	391,454,806	10,347,819	None	401,802,625

	Dreyfus Institutional Cash Advantage Fund Participant Shares	Dreyfus Institutional Preferred Money Market Fund Participant Shares	Pro Forma After Reorganization Dreyfus Institutional Preferred Money Market Fund Participant Shares

Total net assets	$186,481,751	$0	$186,481,751
Net asset value per share	$1.00	N/A	$1.00
Shares outstanding	186,481,443	None	186,481,443

As of March 31, 2016, the Acquiring Fund's total net assets (attributable to Institutional shares and Hamilton shares (Administrative and Participant shares are new and had no assets as of such date)) and the Fund's total net assets (attributable to Institutional, Administrative, Investor and Participant shares) were $3,704,478,855.50 and $17,410,607,826.37, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of the Acquiring Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses.
Purchase Procedures.  The purchase procedures of the Acquiring Fund and the Fund and the automatic investment services they offer are the same.  The price for shares of the Acquiring Fund is the net asset value per share, which currently is generally calculated at 5:00 p.m. Eastern time on days the New York Stock Exchange (the "NYSE") or the Acquiring Fund's transfer agent is open for regular business.  The price for shares of the Fund is the net asset value per share, which currently is generally calculated as of 5:00 p.m. Eastern time on days the NYSE is open for regular business.  Shares of each fund are priced at the fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  Effective October 10, 2016, the Acquiring Fund (and, if the Reorganization is not approved and consummated, it will be proposed that the Fund) will calculate its net asset value at 9:00 a.m., 12:00 p.m. and 3:00 p.m. Eastern time on days the NYSE is open for regular business.  See the relevant fund's Prospectuses and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.
Each fund currently seeks to maintain a stable $1.00 price per share, and will continue to do so through the Closing Date.  The Acquiring Fund (and, if the Reorganization is not approved and consummated, the Fund) will be required to price and transact at a "floating" net asset value per share under the new SEC rules no later than October 14, 2016.
Service (Rule 12b-1) Plans.  Hamilton, Administrative and Participant shares of the Acquiring Fund, and Administrative, Investor and Participant shares of the Fund, are each subject to a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan").  Under the respective Rule 12b-1 Plan, the Acquiring Fund pays MBSC Securities Corporation ("MBSC"), the funds' distributor, a fee at an annual rate of 0.06%, 0.12% and 0.45% of the value of the average daily net assets attributable to Hamilton, Administrative and Participant shares of the Acquiring Fund, respectively, and the Fund pays MBSC a fee at an annual rate of 0.07%, 0.25% and 0.40% of the value of the average daily net assets attributable to Administrative, Investor and Participant shares of the Fund, respectively, for distributing such classes of shares, for advertising and marketing and providing certain services to shareholders of these classes.  There is no Rule 12b-1 Plan fee for Institutional shares of the Fund.  Because Rule 12b-1 Plan fees are paid out of the assets attributable to Hamilton, Administrative and Participant shares of the Acquiring Fund and Administrative, Investor and Participant shares of the Fund on an ongoing basis, over time they will increase the cost of an investment in such class of shares and may cost an investor more than paying other types of sales charges.  See the relevant fund's Prospectuses and Statement of Additional Information for a more detailed discussion of the fund's Rule 12b-1 Plan.
Redemption Procedures.  The redemption procedures of the Acquiring Fund and the Fund are the same.  Shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  See the relevant fund's Prospectuses and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.
Shareholder Services.  The shareholder services offered by the Acquiring Fund and the Fund are the same.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See the relevant fund's Prospectuses and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.
Distributions.  The dividends and distributions policies of the Acquiring Fund and the Fund are the same.  Each fund ordinarily declares dividends from its net investment income on each day the NYSE or the transfer agent is open for regular business.  The Acquiring Fund and the Fund usually pay dividends on the last calendar day of each month, which are automatically reinvested in additional shares of the relevant fund at net asset value or, at the investor's option, paid in cash.  Distributions from net realized capital gains, if any, generally are declared and paid once a year, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Acquiring Fund and the Fund is different.  See the relevant fund's Prospectuses and Statement of Additional Information for a further discussion of the fund's dividends and distributions policies.
REASONS FOR THE REORGANIZATION
Since July 2014, when the SEC issued new rules for money market funds, including the Fund and the Acquiring Fund, management of Dreyfus has conducted an ongoing review of the SEC's new rules, the investment needs and preferences of fund shareholders and Dreyfus' current money market fund offerings.  As a result of that review and in light of the changing regulatory landscape, Dreyfus is seeking to align its fund offerings with shareholders' needs and preferences through a broad series of changes, including through amendments to the investment management policies of certain Dreyfus-managed money market funds and the conversion of several Dreyfus-managed prime money market funds to government money market funds.  Additionally, Dreyfus has consolidated several funds that have similar investment strategies and similarly is proposing to consolidate the Fund and the Acquiring Fund, both of which are "institutional prime" money market funds that will be required to materially change their operations to comply with the new SEC rules by October 14, 2016.
As part of the broader set of changes being proposed by Dreyfus for its current money market fund offerings as described above, management of Dreyfus recommended to the Trust's Board and to the Acquiring Trust's Board that the Fund be consolidated with the Acquiring Fund.  Dreyfus believes that the Reorganization of the Fund, along with the other changes summarized above, will simplify and streamline its money market fund offerings and make it easier for shareholders to select a fund or class that meets their needs.  The Trust's Board and the Acquiring Trust's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively.  In reaching this conclusion, the Trust's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund that has a comparable performance record to that of the Fund, and, with respect to its Hamilton shares, is expected to have the same total annual expense ratio as the Fund's Institutional shares, with respect to its Administrative shares and Participant shares, is expected to have a slightly lower total annual expense ratio than the corresponding classes of shares of the Fund, and, with respect to its Administrative shares, is expected to have a lower total annual expense ratio than the Fund's Investor shares, without diluting such shareholders' interests.  Past performance information is not available for Administrative shares and Participant shares of the Acquiring Fund, which are new and have been authorized by the Acquiring Trust's Board to be issued to Fund shareholders in connection with the Reorganization.  The Acquiring Fund, but not the Fund, is subject to a "unitary" management fee.  Under the unitary fee structure, Dreyfus pays all of the expenses of the Acquiring Fund, except for the Acquiring Fund's management fee, Rule 12b-1 fees and certain other expenses.  Accordingly, the Fund's total expense ratio is more likely to increase than is the total expense ratio of the Acquiring Fund (assuming the same asset levels).  Fund shareholders could, therefore, benefit from the Acquiring Fund's unitary fee structure.  As of March 31, 2016, the Acquiring Fund had net assets of approximately $3.7 billion and the Fund had net assets of approximately $17.4 billion.  By combining the Fund with the Acquiring Fund, the funds' service providers—including Dreyfus—also should be able to more efficiently operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, management recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund.
The Acquiring Trust's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.  Increasing the Acquiring Fund's assets also may benefit Dreyfus because such increase in assets may reduce the amount of fees and expenses Dreyfus has voluntarily agreed to waive or reimburse to maintain the Acquiring Fund's current yields at certain levels.
In determining whether to recommend approval of the Reorganization, each Board considered the following factors:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund whether or not the Reorganization is consummated.
For the reasons described above, the Trust's Board and the Acquiring Trust's Board, each of which is comprised of a majority of Independent Board Members, approved the Reorganization.
INFORMATION ABOUT THE REORGANIZATION
Agreement and Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Hamilton, Administrative and Participant shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on August 26, 2016 or such other date as may be agreed upon by the parties (the "Closing Date").  The number of Hamilton, Administrative and Participant shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund (with net assets attributable to Institutional shares and Investor shares of the Fund being exchanged for Hamilton shares and Administrative shares of the Acquiring Fund, respectively), computed as of 5:00 p.m., Eastern time, on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectuses and Statement of Additional Information.
On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.
As soon after the Closing Date as is as conveniently practicable, the Fund will liquidate and distribute pro rata to holders of record of its Administrative, Institutional, Investor and Participant shares, determined as of the close of business on the Closing Date, the Acquiring Fund shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Institutional shares or Investor shares of the Fund will receive Hamilton shares or Administrative shares of the Acquiring Fund, respectively.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.
The Plan may be amended at any time prior to the Reorganization by the Trust's Board or the Acquiring Trust's Board.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.
The total expenses of the Reorganization, largely those for legal, accounting and printing expenses, are expected to be approximately $150,000, which will be borne by Dreyfus whether or not the Reorganization is consummated.  In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Trust's Board.  The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $16,325, which amount is included in the estimated total expenses of the Reorganization listed above.  The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.
By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action with respect to the Fund, including liquidation, merger with another fund or continuing to operate as a stand-alone fund in compliance with the SEC's new rules for money market funds.
Temporary Suspension of Certain of the Fund's Investment Restrictions.  Since certain of the Fund's existing investment restrictions, primarily its policy to invest at least 25% of its total assets in securities issued by banks, could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan (i.e., the acquisition of shares of the Acquiring Fund in exchange for the Fund's assets and stated liabilities), Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization.  The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund and will not require the Fund to dispose of any of its portfolio securities because of the suspension in order to consummate the Reorganization.  The Fund will continue to comply with its existing investment restrictions leading up to the consummation of the Reorganization.  A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.
Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Hamilton, Administrative and Participant shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Hamilton, Administrative and Participant shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Hamilton, Administrative and Participant shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets in exchange solely for Acquiring Fund Hamilton, Administrative and Participant shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Hamilton, Administrative and Participant shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Hamilton, Administrative and Participant shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund (with holders of Institutional shares of the Fund receiving Hamilton shares of the Acquiring Fund, holders of Administrative shares or Investor shares of the Fund receiving Administrative shares of the Acquiring Fund and holders of Participant shares of the Fund receiving Participant shares of the Acquiring Fund) in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Institutional, Administrative, Investor and Participant shares for Acquiring Fund Hamilton, Administrative and Participant shares (with holders of Institutional shares of the Fund receiving Hamilton shares of the Acquiring Fund, holders of Administrative shares or Investor shares of the Fund receiving Administrative shares of the Acquiring Fund and holders of Participant shares of the Fund receiving Participant shares of the Acquiring Fund) pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Administrative, Hamilton and Participant shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Hamilton, Administrative and Participant shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).
The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
Capital Loss Carryforwards.  As of the Fund's fiscal year ended April 30, 2015, the Fund had no unused capital loss carryforwards.
Sale of Portfolio Securities.  As the funds are both money market funds managed in accordance with Rule 2a-7 under the 1940 Act and have the same investment objective and substantially similar investment management policies, there is no current expectation that the Fund's portfolio securities will be sold in connection with the Reorganization.  The Fund, the Acquiring Fund and the combined fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by a fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.
Required Vote and Board's Recommendation
The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.
THE TRUST'S BOARD, A MAJORITY OF WHOSE MEMBERS ARE INDEPENDENT
BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
"FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND
Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectuses, forming a part of the Acquiring Trust's Registration Statement on Form N-1A (File No. 333-26513).  Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectuses, forming a part of the Fund's Registration Statement on Form N-1A (File No. 333-86182).
The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the SEC.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.
VOTING INFORMATION
In addition to the use of the mail, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  Dreyfus may retain a proxy solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.
Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card.  Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy or by attending the Meeting and voting in person.
Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote in favor of a proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.
With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.
A quorum is constituted for the Fund by the presence in person or by proxy of the holders of thirty percent (30%) of the Fund's outstanding shares entitled to vote at the Meeting.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.
The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.
Ownership of Shares.  To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of March 31, 2016, either of record or beneficially, 5% or more of the outstanding Institutional, Administrative, Investor and Participant shares of the Fund and the outstanding Hamilton shares of the Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.  As Administrative shares and Participant shares of the Acquiring Fund are newly authorized and will not be offered until consummation of the Reorganization, no Administrative shares or Participant shares of the Acquiring Fund were issued and outstanding as of March 31, 2016.

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

Fund—Institutional Shares

The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	25.6057%	25.3365%
		(Hamilton Shares)

Hare & Co. 2 c/o The Bank of New York Mellon 111 Sanders Creek Parkway East Syracuse, NY 13057-1381	25.1373%	24.8730%
		(Hamilton Shares)

J.P. Morgan Clearing Corp (GAMA) 144 Glenn Curtiss Boulevard East Tower – 9th Floor Uniondale, NY 11556	5.0388%	4.9858%
		(Hamilton Shares)

Fund—Administrative Shares

Amalgamated Bank 275 Seventh Avenue, 9th Floor New York, NY 10001-6708	81.9352%	79.8251%
		(Administrative Shares)

Hare & Co. 2 c/o The Bank of New York Mellon 111 Sanders Creek Parkway East Syracuse, NY 13057-1381	17.9371%	17.4752%
		(Administrative Shares)

Fund—Investor Shares

Hare & Co. 2 c/o The Bank of New York Mellon 111 Sanders Creek Parkway East Syracuse, NY 13057-1381	43.1874%	1.1122%
		(Administrative Shares)

Mid Atlantic Trust Company FBO Brewer Science Inc. 401(k) Plan 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	20.4830%	0.5275%
		(Administrative Shares)

Merrill Lynch Pierce Fenner & Smith Money Market Funds Omnibus 200 N. College Street, Floor 3 Charlotte, NC 28202-2191	18.3622%	0.4729%
		(Administrative Shares)
Mid Atlantic Capital Corporation 1251 Waterfront Place, Suite 510 Pittsburgh, PA 15222-4228	14.7790%	0.3806%
		(Administrative Shares)

Fund—Participant Shares

Jefferies LLC Money Markets 101 Hudson Street, Floor 11 Jersey City, NJ 07302-3885	92.3242%	92.3242%
		(Participant Shares)

Acquiring Fund—Hamilton Shares

Comerica Bank 201 W. Fort Street – 3rd Floor Detroit, MI 48226	98.8773%	1.0397%
		(Hamilton Shares)
A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.
As of March 31, 2016, Board members and officers of the Trust and the Acquiring Trust, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.
FINANCIAL STATEMENTS AND EXPERTS
The audited financial statements of the Fund for its fiscal year ended April 30, 2015 and the audited financial statements of the Acquiring Fund for its fiscal year ended March 31, 2016 have been incorporated herein by reference in reliance upon the reports of [                                 ], independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.
OTHER MATTERS
The Trust's Board members are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
 AND THEIR NOMINEES
Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE,
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE
URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION dated as of April 7, 2016 (the "Agreement"), among DREYFUS INSTITUTIONAL CASH ADVANTAGE FUNDS (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND (the "Fund"), DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS (the "Acquiring Trust"), a Massachusetts business trust, on behalf of DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND (the "Acquiring Fund"), and, with respect to Section 9.3 of the Agreement, THE DREYFUS CORPORATION ("Dreyfus").
This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Hamilton, Administrative and Participant shares ("Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").
WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;
WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and
WHEREAS, the Acquiring Trust's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:
1.   THE REORGANIZATION.
1.1  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.
1.2  The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").
1.3  The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.
1.4  Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.
1.5  The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.
1.6  As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Administrative, Institutional, Investor and Participant shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares, except that holders of Institutional shares or Investor shares of the Fund will receive Hamilton shares or Administrative shares of the Acquiring Fund, respectively, received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.
1.7  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectuses and statement of additional information.
1.8  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.9  Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.
1.10  As soon as practicable after the Closing Date, the Trust shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.
2.   VALUATION.
2.1  The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of 5:00 p.m., Eastern time, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Trust's Amended and Restated Agreement and Declaration of Trust, as amended (the "Acquiring Trust's Trust Agreement"), and the then-current prospectuses or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.
2.2  The value of the Fund's Assets and the net asset value of an Acquiring Fund Share shall be based on the amortized cost valuation procedures that have been adopted by the Trust's Board and the Acquiring Trust's Board, respectively.  Any provision in this Agreement to the contrary notwithstanding, if on the Valuation Date the difference between the net asset value per share of (i) either the Fund's shares or the Acquiring Fund Shares, respectively, using (a) the amortized cost value and (b) the shadow market value or (ii) the Fund's shares and the Acquiring Fund Shares using the shadow market value, equals or exceeds $.0025, either party shall have the right to postpone the Closing Date until such time as the per share difference is less than $.0025 or terminate this Agreement and the transactions contemplated hereby.  For purposes of the preceding sentence, the shadow market net asset value of the Fund's shares and the Acquiring Fund Shares shall be computed by using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with the policies and procedures established by the Acquiring Fund (or as otherwise mutually determined by the Trust's Board and the Acquiring Trust's Board).
2.3  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund, determined using the same valuation procedures referred to in paragraphs 2.1 and 2.2 by the net asset value of one Acquiring Fund Share of the applicable class, as the case may be, determined in accordance with paragraph 2.2.
2.4  All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.
3.   CLOSING AND CLOSING DATE.
3.1  The Closing Date shall be August 26, 2016, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.
3.2  The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.
3.3  If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.
3.4  The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.
3.5  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.
3.6  If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.
4.   REPRESENTATIONS AND WARRANTIES.
4.1  The Trust, on behalf of the Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:
      (a)  The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.
      (b)  The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.
      (c)  The current prospectuses and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
      (d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Amended and Restated Declaration of Trust (the "Trust's Trust Agreement") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Fund, or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Fund, or by which the Fund is bound.
      (e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.
      (f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.
      (g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.
      (h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended April 30, 2015 have been audited by [                                   ], an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.
      (i)  Since April 30, 2015, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.
      (j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.
      (k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.
      (l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.
      (m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.
      (n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
      (o)  The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
      (p)  The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:
      (a)  The Acquiring Fund is a duly established and designated series of the Acquiring Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.
      (b)  The Acquiring Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.
      (c)  The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
      (d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Trust's Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound.
      (e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.
      (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Trust's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.
      (g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended March 31, 2016 have been audited by [                                       ], an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.
      (h)  Since March 31, 2016, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.
      (i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.
      (j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.
      (k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.
      (l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
      (m)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Trust.
      (n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.
      (o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.
5.     COVENANTS OF THE TRUST AND THE ACQUIRING TRUST, ON BEHALF OF THE FUND AND THE ACQUIRING FUND, RESPECTIVELY.
5.1  The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.
5.2  The Trust will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
5.3  Subject to the provisions of this Agreement, the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.4  As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.
5.5  The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.
5.6  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
5.7  The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.8  As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.
6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
6.1  All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
6.2  The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.
6.3  The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Trust's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.
7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.
The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
7.2  The Acquiring Trust shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Trust's name by the Acquiring Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.
8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.
8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Trust Agreement and the 1940 Act.
8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.
8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5  The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).
8.6  The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
      (a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).
In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.
No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) or upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.
9.    TERMINATION OF AGREEMENT; EXPENSES.
9.1  This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.
9.2  If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Trust or the Acquiring Trust, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.
9.3  Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.
10.  WAIVER.
At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Trust or of the Acquiring Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.
11.    MISCELLANEOUS.
11.1  None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.
11.2  This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.
11.3  This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.4  This Agreement may be amended only by a signed writing between the parties.
11.5  This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.
11.6  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.7  It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Trust or the Acquiring Trust, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Trust's Trust Agreement and the Acquiring Trust's Trust Agreement, copies of which are on file at the Trust's and the Acquiring Trust's principal offices, respectively, and at the office of the Secretary of the Commonwealth of Massachusetts.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.
IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.
DREYFUS INSTITUTIONAL CASH ADVANTAGE FUNDS, on behalf of Dreyfus Institutional Cash Advantage Fund

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

ATTEST:	/s/ Jeff Prusnofsky
Jeff Prusnofsky,
Assistant Secretary

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS, on behalf of Dreyfus Institutional Preferred Money Market Fund

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

ATTEST:	/s/ Jeff Prusnofsky
Jeff Prusnofsky,
Assistant Secretary

The undersigned is a party to this Agreement with respect to Section 9.3 of the Agreement

THE DREYFUS CORPORATION

By:	/s/ J. Charles Cardona
J. Charles Cardona,
President

ATTEST:	/s/ James Bitetto
James Bitetto,
Secretary

DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND
The undersigned shareholder of Dreyfus Institutional Cash Advantage Fund (the "Fund"), a series of Dreyfus Institutional Cash Advantage Funds (the "Trust"), hereby appoints Jeff Prusnofsky and Maureen Kane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on May 23, 2016, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., on Wednesday, July 20, 2016, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Call 1-877-907-7646.
3)  Follow the instructions.

To vote by Mail

1)  Read the Prospectus/Proxy Statement.
2)  Check the appropriate box on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND
1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Institutional Preferred Money Market Fund (the "Acquiring Fund"), in exchange solely for Hamilton, Administrative and Participant shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Hamilton, Administrative and Participant shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed pro rata by the Fund, with holders of its Institutional shares receiving Hamilton shares of the Acquiring Fund, holders of its Administrative shares or Investor shares receiving Administrative shares of the Acquiring Fund and holders of its Participant shares receiving Participant shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.
FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope
Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Subject to Completion, April 26, 2016 STATEMENT OF ADDITIONAL INFORMATION
MAY [__], 2016
Acquisition of the Assets of
DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND (A Series of Dreyfus Institutional Cash Advantage Funds)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-346-3621
By and in Exchange for Hamilton, Administrative and Participant Shares of
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND (A Series of Dreyfus Institutional Preferred Money Market Funds)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-346-3621
This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated May [__], 2016 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Institutional Cash Advantage Fund (the "Fund"), a series of Dreyfus Institutional Cash Advantage Fund (the "Trust"), in exchange solely for Hamilton, Administrative and Participant shares of Dreyfus Institutional Preferred Money Market Fund (the "Acquiring Fund"), a series of Dreyfus Institutional Preferred Money Market Funds (the "Acquiring Trust").  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:
1.	The Acquiring Fund's Statement of Additional Information dated June 1, 2015, as revised or amended, July 1, 2015, July 31, 2015, September 1, 2015, October 1, 2015, November 1, 2015, November 10, 2015, December 1, 2015, February 1, 2016, March 1, 2016, April 1, 2016, April 29, 2016 and May 24, 2016.
2.	The Acquiring Fund's Annual Report for the fiscal year ended March 31, 2016.
3.	The Fund's Statement of Additional Information dated June 1, 2015, as revised or amended, July 1, 2015, July 31, 2015, September 1, 2015, October 1, 2015, November 1, 2015, November 10, 2015, December 1, 2015, February 1, 2016, March 1, 2016, April 1, 2016, April 29, 2016 and May 24, 2016.
4.	The Fund's Annual Report for the fiscal year ended April 30, 2015.
5.	The Fund's Semi-Annual Report for the six-month period ended October 31, 2015.
DOCUMENTS INCORPORATED BY REFERENCE
The Acquiring Fund's Statement of Additional Information dated June 1, 2015, as revised or amended, July 1, 2015, July 31, 2015, September 1, 2015, October 1, 2015, November 1, 2015, November 10, 2015, December 1, 2015, February 1, 2016, March 1, 2016, April 1, 2016, April 29, 2016 and May 24, 2016, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on May [__], 2016 (File No. 333-26513).  The financial statements of the Acquiring Fund are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended March 31, 2016, filed on May [__], 2016.
The Fund's Statement of Additional Information dated June 1, 2015, as revised or amended, July 1, 2015, July 31, 2015, September 1, 2015, October 1, 2015, November 1, 2015, November 10, 2015, December 1, 2015, February 1, 2016, March 1, 2016, April 1, 2016, April 29, 2016 and May 24, 2016, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act on May [__], 2016 (File No. 333-86182).  The financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended April 30, 2015, filed on July 1, 2015, and the Fund's Semi-Annual Report for the six-month period ended October 31, 2015, filed on January 5, 2016.
PRO FORMA FINANCIAL INFORMATION
At a meeting held on April 7, 2016, the Board of Trustees of Dreyfus Institutional Preferred Money Market Funds (the "Acquiring Trust"), on behalf of Dreyfus Institutional Preferred Money Market Fund (the "Acquiring Fund"), and at a meeting  held on April 7, 2016, the Board of Trustees of Dreyfus Institutional Cash Advantage Funds (the "Trust"), on behalf of Dreyfus Institutional Cash Advantage Fund (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Hamilton, Administrative and Participant shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange").  The Acquiring Fund's Hamilton, Administrative and Participant shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.  Administrative shares and Participant shares of the Acquiring Fund are new and have been authorized by the Acquiring Trust's Board to be issued to Fund shareholders in connection with the Exchange.
The Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma financial information reflects the financial position of the Acquiring Fund and the Fund as of March 31, 2016 and is intended to present certain data as if the merger had been consummated on April 1, 2015.  The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated.  Following the Exchange, the Acquiring Fund will be the accounting survivor.  The fiscal year ends are March 31 for the Acquiring Fund and April 30 for the Fund.  No significant accounting policies, including investment valuation policies, will change as a result of the Exchange.  The Fund and the Acquiring Fund are both money market funds managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and have the same investment objective and substantially similar investment management policies.
The pro forma financial information should be read in conjunction with the financial statements of the Fund and the Acquiring Fund included in the annual report of each fund, dated March 31, 2016 for the Acquiring Fund and April 30, 2015 for the Fund, and the semi-annual report of the Fund, dated October 31, 2015, and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information forms a part.  The pro forma financial information has been derived from the books and records used in calculating daily net asset values of each fund and has been prepared in accordance with accounting principles generally accepted in the United States which requires management to make estimates and assumptions that affect this information.  Actual results could differ from those estimates.  The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on March 31, 2016.
The Dreyfus Corporation ("Dreyfus"), the investment adviser of both the Fund and the Acquiring Fund, will bear the expenses of the Exchange, regardless of whether the Exchange is consummated.  The Acquiring Fund has agreed to pay Dreyfus a "unitary" management fee at the annual rate of 0.10% of the value of the Acquiring Fund's average daily net assets.  Under the unitary fee structure, Dreyfus has agreed to pay all of the Acquiring Fund's expenses, except management fees, interest, taxes, brokerage fees and commissions, fees pursuant to any distribution or shareholder services plan adopted by the Acquiring Fund, extraordinary expenses, fees and expenses of the Board members who are not "interested persons" (as defined in the 1940 Act) ("Independent Board Members") of the Acquiring Fund and fees and expenses of independent counsel to the Acquiring Fund and to the Acquiring Fund's Independent Board Members.  Dreyfus has agreed to reduce its fees in an amount equal to the Acquiring Fund's allocable portion of the fees and expenses of the Independent Board Members and their counsel (in the amount of less than 0.01% for the last fiscal year).  The Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.15% of the value of the Fund's average daily net assets.
As of March 31, 2016, the net assets of (i) the Fund were $17,410,607,826 and (ii) the Acquiring Fund were $3,704,478,856.  The pro forma net assets of the combined fund as of March 31, 2016 would have been $21,115,086,682.
On a pro forma basis for the 12 months ended March 31, 2016, the proposed Exchange would result in the following approximate [decreases] to expenses charged:

Expense Category	Dollar Amount	Percentage(*)
Registration fees (1)	$(0)	(0.00)% (2)
Professional fees (1)	$(0)	(0.00)% (2)
Custodian fees (1)	$(0)	(0.00)% (2)
Prospectus and shareholders' reports (1)	$(0)	(0.00)% (2)
Trustees' fees and expenses (1)	$(0)	(0.00)% (2)
Shareholder servicing costs (1)	$(0)	0.00%
Miscellaneous expense (1)	$(0)	(0.00)% (2)

Total decrease to expenses	$(0)	(0.00)%

(*)  Based on pro forma combined net assets.
(1)  Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Exchange.
(2)  Rounds to less than (0.01)%
The Fund and the Acquiring Fund have each qualified as a "regulated investment company" under the Internal Revenue Code.  After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income and excise taxes.
The identified cost of investments for the Fund and the Acquiring Fund at March 31, 2016 is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.  Management does not anticipate having to sell any securities as a result of the Exchange.
The Exchange will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the Exchange.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Exchange will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Exchange.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Exchange, which distribution will be taxable to shareholders. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any.  At March 31, 2016, neither the Fund nor the Acquiring Fund had any capital loss carryforwards available for offset.

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
PART C
 OTHER INFORMATION
Item 15	Indemnification.

The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on March 24, 2016 ("Post-Effective Amendment No. 32") (File No. 333-26513).

Item 16	Exhibits.
(1)(a)	Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement, filed on June 5, 1997.

(1)(b)	Articles of Amendment are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 7 to the Registration Statement, filed on October 12, 2000.

(1)(c)	Certificate of Amendment.*

(2)	Amended and Restated By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 21 to the Registration Statement, filed on July 28, 2011 ("Post-Effective Amendment No. 21").

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Management Agreement is incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 29 to the Registration Statement, filed on July 28, 2015 ("Post-Effective Amendment No. 29").

(7)(a)	Form of Amended Distribution Agreement is incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 20 to the Registration Statement, filed on July 29, 2010.

(7)(b)	Forms of Service Agreements are incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 31 to the Registration Statement, filed on August 31, 2015.

(8)	Not Applicable.

(9)(a)	Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 21.

(9)(b)	Amendment to Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 27 to the Registration Statement, filed on July 28, 2014.

(10)(a)	Service Plan, as revised.*

(10)(b)	Rule 18f-3 Plan, as revised.*

(11)	Opinion and Consent of Registrant's counsel.*

(12)	Opinion and Consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of [ ], the independent registered public accounting firm of the Registrant and Dreyfus Institutional Cash Advantage Funds.***

(15)	Not Applicable.

(16)	Power of Attorney.*

(17)(a)
The Registrant's Prospectus offering Hamilton shares is incorporated herein by reference to Post-Effective Amendment No. 29 and the Registrant's Prospectuses offering Administrative and Participant shares are incorporated herein by reference to Post-Effective Amendment No. 32.

(17)(b)	The Statement of Additional Information of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 32.

________________________
*        Filed herein or herewith.
**    To be filed by post-effective amendment.
*** To be filed by pre-effective amendment.

Item 17.	Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 7th day of April, 2016.

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints Bennett A. MacDougall, Janette E. Farragher, James Bitetto, Joni Lacks Charatan, Joseph M. Chioffi, Maureen E. Kane, Sarah S. Kelleher and Jeff Prusnofsky and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign this Registration Statement on Form N-14 (any and all amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.
/s/ Bradley J. Skapyak Bradley J. Skapyak	President (Principal Executive Officer)	April 7, 2016
/s/ James Windels James Windels	Treasurer (Principal Financial and Accounting Officer)	April 7, 2016
/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	April 7, 2016
/s/ Francine J. Bovich Francine J. Bovich	Board Member	April 7, 2016
/s/ J. Charles Cardona J. Charles Cardona	Board Member	April 7, 2016
/s/ Gordon J. Davis Gordon J. Davis	Board Member	April 7, 2016
/s/ Isabel P. Dunst Isabel P. Dunst	Board Member	April 7, 2016
/s/ Nathan Leventhal Nathan Leventhal	Board Member	April 7, 2016
/s/ Robin A. Melvin Robin A. Melvin	Board Member	April 7, 2016
/s/ Roslyn M. Watson Roslyn M. Watson	Board Member	April 7, 2016
/s/ Benaree Pratt Wiley Benaree Pratt Wiley	Board Member	April 7, 2016

Exhibit Index

(1)(c)	Certificate of Amendment
(10)(a)	Service Plan, as revised
(10)(b)	Rule 18f-3 Plan, as revised
(11)	Opinion and Consent of Registrant's counsel